EXHIBIT 99.1

TRUST SALE AGREEMENT

BETWEEN

ALLY AUTO ASSETS LLC

DEPOSITOR

AND

ALLY AUTO RECEIVABLES TRUST 2017-1

ISSUING ENTITY

DATED AS OF JANUARY 31, 2017

EXHIBIT A	Schedule of Receivables

EXHIBIT B	Form of Second Step Receivables Assignment

EXHIBIT C	Form of Officer’s Certificate

EXHIBIT D	Additional Representations and Warranties

APPENDIX A	Definitions, Rules of Construction and Notices

i

THIS TRUST SALE AGREEMENT is made as of January 31, 2017 between ALLY AUTO ASSETS LLC, a Delaware limited liability company (the “Depositor”), and ALLY AUTO RECEIVABLES TRUST 2017-1, a Delaware statutory trust (the “Issuing Entity”).

WHEREAS, on the Closing Date, Ally Bank (the “Seller”) has sold the Receivables to the Depositor;

WHEREAS, the Depositor desires to sell the Receivables to the Issuing Entity on the Closing Date in exchange for the Notes and Certificates pursuant to the terms of this Agreement; and

WHEREAS, the Depositor and the Issuing Entity wish to set forth the terms pursuant to which the Receivables are to be sold by the Depositor to the Issuing Entity.

NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.01    Definitions. Certain capitalized terms used in the above recitals and in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to this Agreement. All references herein to “the Agreement” or “this Agreement” are to this Trust Sale Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

ARTICLE II

CONVEYANCE OF RECEIVABLES; ISSUANCE OF SECURITIES

Section 2.01    Conveyance of Receivables.

(a)    Receivables. In consideration of the Issuing Entity’s delivery of the Notes and the Certificates to, or upon the order of, the Depositor, the Depositor does hereby enter into this Agreement and the Second Step Receivables Assignment in the form attached as Exhibit B to this Agreement (the “Second Step Receivables Assignment”) and agrees to fulfill all of its obligations hereunder and thereunder and to sell, transfer, assign and otherwise convey to the Issuing Entity, without recourse:

(i)    all right, title and interest of the Depositor in, to and under the Receivables listed on the Schedule of Receivables and all monies received thereon on and after the Cutoff Date or, with respect to any Substitute Receivable, the related Substitute Cutoff Date, exclusive of any amounts allocable to the premium for physical damage collateral protection insurance required by the Servicer or the Seller covering any related Financed Vehicle;

(ii)    the interest of the Depositor in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto;

(iii)    the interest of the Depositor in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering the related Financed Vehicles or Obligors;

(iv)    the interest of the Depositor in any proceeds from recourse against Dealers on the Receivables;

(v)    all right, title and interest of the Depositor in, to and under the Pooling Agreement, the First Step Receivables Assignment, the Servicing Agreement and the Custodian Agreement, including the right of the Depositor to cause the Seller or Servicer to repurchase, purchase or substitute Receivables under certain circumstances; and

(vi)    all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing described in clauses (i) through (v) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

(b)    It is the intention of the Depositor and the Issuing Entity that the transfers and assignments contemplated by this Agreement and the Second Step Receivables Assignment shall constitute sales of the Receivables from the Depositor to the Issuing Entity for the purpose of applicable bankruptcy, insolvency, reorganization and other similar laws, so that the beneficial interest in and title to the Receivables shall not be part of the Depositor’s estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law.

(c)    The foregoing sales, transfers, assignments and other conveyances do not constitute and are not intended to result in the creation of or an assumption by the Issuing Entity of any obligation of the Servicer, the Depositor or any other Person to the Obligors, Dealers, insurers or any other Person in connection with the Receivables, any Dealer Agreements, any insurance policies or any other agreement or instrument relating to any of them.

Section 2.02    Acceptance by Issuing Entity. The Issuing Entity does hereby accept all consideration conveyed by the Depositor pursuant to Section 2.01(a), and declares that the Issuing Entity shall hold such consideration upon the trust set forth in the Trust Agreement for the benefit of the Certificateholders, subject to the terms and conditions of the Indenture, this Agreement and the Second Step Receivables Assignment and the rights of the Noteholders with respect thereto. The Issuing Entity hereby agrees to and accepts the appointment and authorization of Ally Financial as Servicer under Section 2.01 of the Servicing Agreement. The parties agree that this Agreement, the Second Step Receivables Assignment, the Indenture, the Trust Agreement, the Notes and the Certificates constitute the Further Transfer Agreements for purposes of the Pooling Agreement.

Section 2.03    Representations and Warranties as to the Receivables and Covenants with respect to the Asset Representations Reviewer.

(a)    Representations and Warranties as to the Receivables. Pursuant to Section 2.01(a)(v), the Depositor assigns to the Issuing Entity all of its right, title and interest in, to and under the Pooling Agreement. Such assigned right, title and interest includes the benefit of the representations and warranties of the Seller made to the Depositor pursuant to Section 3.01 or Section 3.02 of the Pooling Agreement. The Depositor hereby represents and warrants to the Issuing Entity that the Depositor has taken no action which would cause such representations and warranties of the Seller to be false in any material respect as of the Closing Date. The Depositor further acknowledges that the Issuing Entity and its permitted assignees rely on the representations and warranties of the Depositor under this Agreement and of the Seller under the Pooling Agreement in accepting the Receivables and executing and delivering the Notes and the Certificates. The foregoing representation and warranty speaks as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuing Entity and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(b)    Covenant with respect to the Asset Representations Reviewer. The Depositor shall promptly deliver to the Seller any Asset Representations Review Notice. Each of the Depositor and the Issuing Entity agrees to cooperate with the Asset Representations Reviewer, the Servicer and the Seller with respect to any Asset Representations Review commenced in accordance with Section 5.17 of the Indenture. Upon receipt of a final report from the Asset Representations Reviewer, the Depositor shall review the findings of the Asset Representations Reviewer and determine whether a breach of a representation or warranty set forth in Section 3.01 of the Pooling Agreement has occurred with respect to any Receivable tested by the Asset Representations Reviewer and whether a repurchase or substitution of such Receivable is required pursuant to Section 2.04(a).

Section 2.04    Repurchase or Substitution of Receivables.

(a)    Repurchase or Substitution of Receivables Upon Breach of Warranty.

(i)    Upon discovery by the Seller, the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee, any Note Owner or any Noteholder of a breach of any of the representations and warranties in Section 3.01 or Section 3.02 of the Pooling Agreement or in Section 2.03(a) or Section 3.01(b) of this Agreement that materially and adversely affects the interests of the Noteholders or the Certificateholders taken as a whole in any Receivable, and which results in any of the Noteholders or the Certificateholders not being made whole, the party discovering such breach shall give prompt written notice thereof (each, a “Repurchase Request”) to the others; provided that in the case of a Repurchase Request from the Owner Trustee, the Indenture Trustee, any Note Owner or any Noteholder, such Repurchase Request shall set forth (i) each Receivable that is subject to a Repurchase Request, (ii) the specific representation or warranty contained in Section 3.01 or Section 3.02 of the Pooling Agreement it alleges was breached, (iii) the loss that occurred as a result of such breach and (iv) the material and adverse effect of such breach on the interests of the Noteholders or the Certificateholders taken as a whole; provided further that with respect to a Repurchase Request from a Noteholder or a Note Owner, such Repurchase Request shall initially be provided to the Indenture Trustee.

(ii)    As of the last day of the second Monthly Period following its discovery or its receipt of notice of such breach (or, at the Depositor’s election, the last day of the first Monthly Period following such discovery or receipt of notice), unless such breach shall have been cured in all material respects, in the event of a breach of the representations and warranties made by the Depositor in Section 2.03(a) or Section 3.01(b) of this Agreement, the Depositor shall (x) if the Seller would be required to substitute a Substitute Receivable pursuant to Section 4.04(a) of the Pooling Agreement, substitute a Substitute Receivable in exchange for the related Warranty Receivable, (y) if the Seller would be required to repurchase the Warranty Receivable pursuant to Section 4.04(a) of the Pooling Agreement, repurchase the related Warranty Receivable, or in the event of a breach of a representation and warranty under Section 3.01 or Section 3.02 of the Pooling Agreement, the Depositor shall use reasonable efforts to enforce the obligation of the Seller under Section 4.04(a) of the Pooling Agreement to repurchase or substitute such Warranty Receivable from the Issuing Entity on the related Distribution Date.

(iii)    The repurchase price to be paid by the breaching party (the “Warranty Purchaser”) shall be an amount equal to the Warranty Payment calculated as of the last day of the related Monthly Period.

(iv)    With respect to each Substitute Receivable, the Depositor shall deliver to the Issuing Entity, the Owner Trustee and the Indenture Trustee (a) a Second Step Receivables Assignment related to such Substitute Receivable and (b) an Officer’s Certificate in the form set forth in Exhibit C. The Depositor shall have satisfied each of the following conditions prior to the substitution of a Substitute Receivable in exchange for a Warranty Receivable:

(1)    the Depositor shall agree to deposit into the Collection Account all collections with respect to the related Substitute Receivable received since the related Substitute Cutoff Date within two Business Days after the related Substitution Date (or such later date as may be permitted under the Indenture);

(2)    as of the Substitution Date, neither the Seller nor the Depositor is insolvent, nor will either of them have been made insolvent by the sale of the Substitute Receivable, nor is either of them aware of any pending insolvency relating to either of them;

(3)    the Schedule of Receivables shall have been amended to reflect the Substitute Receivable and the Schedule of Receivables as so amended shall be true and correct as of the Substitution Date; and

(4)    after giving effect to the substitution of the related Substitute Receivable for the related Warranty Receivable, the aggregate Principal Balance of all Substitute Receivables sold to the Issuing Entity shall not exceed 10% of the Initial Aggregate Receivables Principal Balance.

(v)    It is understood and agreed that the obligation of the Warranty Purchaser to repurchase or substitute any Warranty Receivable as to which a breach has occurred and is continuing, and the obligation of the Depositor to enforce the Seller’s obligation to repurchase or substitute such Warranty Receivables pursuant to the Pooling Agreement shall, if such obligations are fulfilled, constitute the sole remedy against the Depositor or the Seller for such breach available to the Issuing Entity, the Financial Parties, the Owner Trustee or the Indenture Trustee.

(b)    Unfulfilled Repurchase Demands. In the event the Depositor fails to, or fails to cause the Seller to, repurchase or substitute a Receivable pursuant to Section 2.04(a) within 180 days of the delivery of a Repurchase Request and such Repurchase Request has not been resolved, the alleged breach has not otherwise been cured or the related Receivable has not otherwise been repurchased or substituted with a Substitute Receivable, the party that provided the Repurchase Request pursuant to Section 2.04(a) (the “Requesting Party”) may refer the Repurchase Request to an ADR Proceeding, at its discretion, pursuant to Section 2.04(c) by filing in accordance with AAA Rules and providing a notice to the Depositor; provided, however, that any such referral of a Repurchase Request shall be made (i) within the applicable statute of limitations period and (ii) within 30 days of the delivery of the Repurchase Response Notice indicating that the related Repurchase Request has not been resolved; provided further that in the event an Asset Representations Review has been completed and the Asset Representations Reviewer has determined that the representations and warranties related to a Receivable with respect to which a Repurchase Request has been made have been satisfied, the Repurchase Request will be deemed to have been resolved.

(c)    Dispute Resolution.

(i)    General. If a Requesting Party provides notice of a referral of a Repurchase Request to an ADR Proceeding, the Depositor shall have at least 30 days to respond to such notice. Each ADR Proceeding shall take place in New York, New York.

(ii)    Confidentiality. Each ADR Proceeding, including the occurrence of such ADR Proceeding, the nature and amount of any relief sought or granted and the results of any discovery taken in such ADR Proceeding, shall be kept strictly confidential by each of the Depositor and the Requesting Party, except as necessary in connection with statements provided pursuant to Section 4.09 of the Servicing Agreement, in connection with a judicial challenge to or enforcement of an award, or as otherwise required by law.

(iii)    Mediation. If the Requesting Party chooses to refer the Repurchase Request to Mediation, the following provisions shall apply:

(1)    The Depositor and the Requesting Party shall agree on a neutral mediator within 15 days of the acknowledgement of the notice set forth in Section 2.04(c)(i); provided that the mediator shall satisfy each of the following conditions:

a.    the mediator shall be selected from a list of neutral mediators maintained by the AAA;

b.    the mediator shall be an attorney admitted to practice law in the State of New York; and

c.    the mediator shall be an attorney specializing in commercial litigation with at least 15 years of experience;

provided, however, that if the Depositor and the Requesting Party do not agree on a mediator, a mediator shall be selected by the AAA in accordance with AAA Rules for appointment of a mediator.

(2)    The Mediation shall commence no later than 15 Business Days following selection of a mediator, and shall conclude within 30 days of the start of Mediation.

(3)    The Depositor and the Requesting Party shall mutually agree upon the allocation of the expenses incurred in connection with the Mediation; provided, however, that if the Depositor and the Requesting Party do not agree on the allocation of expenses, the expenses shall be determined in accordance with AAA Rules.

(4)    If the Depositor and the Requesting Party fail to agree at the completion of the Mediation, the Requesting Party may submit the Repurchase Request to Arbitration in accordance with Section 2.04(c)(iv) or may seek adjudication of the Repurchase Request in court.

(iv)    Arbitration. If the Requesting Party refers the Repurchase Request to Arbitration, the following provisions shall apply:

(1)    The Depositor shall provide a notice of the commencement of such Arbitration and instructions for other Noteholders or Note Owners to participate in such Arbitration to the Servicer for inclusion in the statement to securityholders set forth in Section 4.09 of the Servicing Agreement.

(2)    The Repurchase Request shall be referred to a panel of three arbitrators (the “Panel”) to be selected as follows:

a.    the Requesting Party shall appoint one arbitrator to the panel within 5 Business Days of providing notice of its selection of Arbitration;

b.    the Depositor shall appoint one arbitrator to the panel within 5 Business Days of the Requesting Party providing notice of its selection of Arbitration; and

c. the arbitrators selected pursuant to clauses a and b will select a third arbitrator within 5 Business Days of the appointment of the second arbitrator;

provided that each arbitrator shall satisfy each of the following conditions: (i) the arbitrator shall be selected from a list of neutral arbitrators maintained by the AAA, (ii) the arbitrator shall be an attorney admitted to practice law in the State of New York; and (iii) the arbitrator shall be an attorney specializing in commercial litigation with at least 15 years of experience.

(3)    The following procedural time limits shall apply to the Arbitration:

a.    discovery shall be completed within 30 days of appointment of the third arbitrator;

b.    the evidentiary hearing on the merits shall commence no later than 60 days following the appointment of the third arbitrator, and shall proceed for no more than 10 consecutive business days with equal time allotted to each side for the presentation of direct evidence and cross examination; and

c.    the Panel shall render its decision on the Repurchase Request within 90 days of the selection of the panel;

provided that in each case, the Panel may modify such time limits if, based on the facts and circumstances of the particular dispute, good cause exists, there is an unavoidable delay or with the consent of all of the parties.

(4)    The following limitations on the Arbitration proceeding shall apply:

a.    each party shall be limited to two witness depositions not to exceed five hours;

b.    each party shall be limited to two interrogatories;

c.    each party shall be limited to one document request; and

d.    each party shall be limited to one request for admissions;

provided that in each case, the Panel may modify such discovery limitations if, based on the facts and circumstances of the particular dispute, good cause exists, there is an unavoidable delay or with the consent of all of the parties.

(5)    Any briefs submitted in the Arbitration shall be no more than 10 pages each and shall be limited to (i) initial statements of the case, (ii) discovery motions and (iii) a pre-hearing brief.

(6)    The Panel shall decide the Repurchase Request in accordance with this Agreement and the Pooling Agreement, including the provisions set forth in Section 4.04.

(7)    The Panel shall not be permitted to award punitive or special damages.

(8)    The Panel shall determine the allocation of the expenses of the Arbitration between the Depositor and the Requesting Party.

(9)    Once the Panel makes a decision with respect to a Receivable, such decision shall be binding on the Interested Parties as to such Receivable, and such Receivable may not be subject to an additional ADR Proceeding.

ARTICLE III

THE DEPOSITOR

Section 3.01    Representations of the Depositor. The Depositor makes the following representations on which the Issuing Entity is relying in acquiring the Receivables and issuing the Notes and the Certificates. The representations in clause (a) speak as of the Closing Date. The representations in clause (b) speak as of the Closing Date with respect to the Receivables, and shall survive the sale, transfer and assignment of the Receivables to the Issuing Entity.

(a)    Representations and Warranties as to the Depositor.

(i)    Organization and Good Standing. The Depositor has been duly formed and is validly existing as an entity in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted;

(ii)    Due Qualification. The Depositor is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

(iii)    Power and Authority. The Depositor has the power and authority to execute and deliver the Basic Documents to which it is a party and to carry out their terms, the Depositor had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables and has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuing Entity as part of the Owner Trust Estate and has duly authorized such sale and assignment to the Issuing Entity by all necessary limited liability company action; and the execution, delivery and performance of the Basic Documents to which it is a party have been duly authorized by the Depositor by all necessary limited liability company action;

(iv)    Valid Sale; Binding Obligations. This Agreement and the Second Step Receivables Assignment, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Receivables, enforceable against creditors of and purchasers from the Depositor; and the Basic Documents to which the Depositor is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Depositor enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(v)    No Violation. The consummation of the transactions contemplated by the Basic Documents to which the Depositor is a party and the fulfillment of the terms of the Basic Documents to which the Depositor is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than this Agreement and the Second Step Receivables Assignment, or violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or any of its properties; and

(vi)    No Proceedings. To the Depositor’s knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of any Basic Document, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by any Basic Document, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any Basic Document or (iv) seeking to adversely affect the federal income tax attributes of the Notes or the Certificates.

(b)    Representations and Warranties as to the Receivables.

(i)    Good Title. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuing Entity; immediately prior to the conveyance of the Receivables pursuant to this Agreement and the Second Step Receivables Assignment, the Depositor had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Agreement and the Second Step Receivables Assignment by the Depositor, the Issuing Entity shall have all of the right, title and interest of the Depositor in, to and under the Receivables, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien.

(ii)    All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuing Entity a first priority perfected ownership interest in the Receivables shall have been made.

(iii)    Additional Representations and Warranties. The representations and warranties regarding creation, perfection and priority of security interests in the Receivables, which are attached to this Agreement as Exhibit D, are true and correct to the extent they are applicable.

Section 3.02    Liability of the Depositor. The Depositor shall be liable in accordance with this Agreement and the Second Step Receivables Assignment only to the extent of the obligations in this Agreement and the Second Step Receivables Assignment specifically undertaken by the Depositor.

Section 3.03    Merger or Consolidation of, or Assumption of the Obligations of the Depositor; Amendment of Limited Liability Company Agreement.

(a)    Any corporation, limited liability company or other entity (i) into which the Depositor may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Depositor shall be a party, (iii) succeeding to the business of the Depositor or (iv) 25% or more of the voting stock (or, if not a corporation, other voting interests) of which is owned directly or indirectly by General Motors or Ally Financial, which corporation, limited liability company or other entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement and the other Basic Documents to which it is a party, shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide ten (10) days prior notice of any merger, consolidation or succession pursuant to this Section 3.03 to the Rating Agencies.

(b)    The Depositor hereby agrees that during the term of this Agreement it shall not (i) take any action prohibited by Article Fourth or Article Eighth of its limited liability company agreement, (ii) without the prior written consent of the Indenture Trustee and the Owner Trustee and without giving prior written notice to the Rating Agencies, amend Article Third, Fourth or Eighth of its limited liability company agreement or (iii) incur any indebtedness, or assume or guaranty indebtedness of any other entity, other than pursuant to the Intercompany Advance Agreement and any notes thereunder (without giving effect to any amendment to such Agreement after the date hereof, unless the Rating Agency Condition was satisfied in connection therewith), if such action would result in a downgrading of the then current rating of any class of the Notes.

Section 3.04    Limitation on Liability of the Depositor and Others. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement and the Second Step Receivables Assignment. The Depositor and any director or officer or employee or agent of the Depositor shall be reimbursed by the Indenture Trustee or Owner Trustee, as applicable, for any contractual damages, liability or expense incurred by reason of such trustee’s willful misfeasance, bad faith or negligence (gross negligence in the case of the Owner Trustee) (except errors in judgment) in the performance of its duties under this Agreement, the Second Step Receivables Assignment, the Indenture or the Trust Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement, the Second Step Receivables Assignment, the Indenture or the Trust Agreement. In no event, however, shall the Indenture Trustee or the Owner Trustee be liable to the Depositor for any damages in the nature of special, indirect or consequential damages, however styled, including lost profits. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as the Depositor of the Receivables under this Agreement and the Second Step Receivables Assignment and that in its opinion may involve it in any expense or liability.

Section 3.05    The Depositor May Own Notes or Certificates. Each of the Depositor and any Person controlling, controlled by or under common control with the Depositor may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the

Depositor or an Affiliate thereof, except as otherwise specifically provided herein. Except as otherwise provided herein, Notes or Certificates so owned by or pledged to the Depositor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Notes or Certificates, respectively.

Section 3.06    Compliance with the FDIC Rule. The Depositor agrees to (i) perform the covenants set forth in Article XII of the Indenture applicable to it and (ii) facilitate compliance with Article XII of the Indenture by the Ally Parties.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01    Amendment.

(a)    This Agreement may be amended by the Depositor and the Issuing Entity, and if such amendment materially and adversely affects the rights of the Indenture Trustee, with the consent of the Indenture Trustee, and, if such amendment materially and adversely affects the rights of the Owner Trustee under this Agreement, with the consent of the Owner Trustee, but without the consent of any of the Financial Parties, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Basic Documents, (iii) to add or supplement any credit enhancement for the benefit of the Noteholders of any class or the Certificateholders (provided that if any such addition shall affect any class of Noteholders differently from any other class of Noteholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Noteholders), provided that in the case of this clause (iii), the consent of the Certificateholders shall be required, (iv) to add to the covenants, restrictions or obligations of the Depositor, the Owner Trustee or the Indenture Trustee or (v) to add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Financial Parties. Notwithstanding anything to the contrary herein, an Opinion of Counsel shall be delivered to the effect that such amendment would not cause the Issuing Entity to fail to qualify as a grantor trust for United States federal income tax purposes.

(b)    This Agreement may also be amended from time to time by the Depositor and the Issuing Entity, and if such amendment materially and adversely affects the rights of the Indenture Trustee, with the consent of the Indenture Trustee, the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date, and, if such amendment materially and adversely affects the rights of the Owner Trustee under this Agreement, with the consent of the Owner Trustee, and if any Person other than the Depositor holds any Certificates, the consent of the Majority Certificateholders as of the close of the preceding Distribution Date (which consent, whether given pursuant to this Section 4.01 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Note or Certificate and of any Note or Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes or Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce the interest rate or principal amount of any Note or change any Distribution Date or the Final

Scheduled Distribution Date of any Note or distributions on the Certificates (without the consent of the holders hereof), (ii) increase or reduce the amount of the required Specified Reserve Account Balance without the consent of all of the Noteholders or Certificateholders then outstanding, (iii) adversely affect the rating of any Securities by any of the Rating Agencies without the consent of the holders of two-thirds of the Outstanding Amount of an affected class of Notes or two-thirds of the Voting Interests of affected Certificates, as appropriate, each as of the close of the preceding Distribution Date or (iv) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes and Certificates then outstanding. Notwithstanding anything to the contrary herein, an Opinion of Counsel shall be delivered to the effect that such amendment would not cause the Issuing Entity to fail to qualify as a grantor trust for United States federal income tax purposes.

(c)    Prior to the execution of any such amendment or consent pursuant to clause (a) or clause(b) of this Section 4.01, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to the Depositor, who promptly shall provide such notice to the Rating Agencies.

(d)    Promptly after the execution of any such amendment or consent pursuant to clause (a) or clause(b) of this Section 4.01, the Issuing Entity shall furnish a copy of such amendment or consent to each Interested Party and to the Depositor, who promptly shall provide such copy to each Rating Agency.

(e)    It shall not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 4.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Indenture Trustee or the Owner Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 7 of the Note Depository Agreement.

(f)    Prior to the execution of any amendment to this Agreement, the Indenture Trustee and the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(h) of the Servicing Agreement. The Indenture Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects such trustee’s own rights, duties or immunities under this Agreement or otherwise.

(g)    The Depositor agrees that it shall not amend or agree to any amendment of the Pooling Agreement unless such amendment would be permissible under the terms of this Section 4.01 as if this Section 4.01 were contained in the Pooling Agreement.

Section 4.02    Protection of Title to Trust.

(a)    The Depositor shall authorize or prepare, as applicable, and file such financing statements or amendments to financing statements and cause to be authorized or prepared, as applicable, and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Noteholders, the Certificateholders, the Indenture Trustee and the Issuing Entity under this Agreement and the Second Step Receivables Assignment in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Indenture Trustee and the Owner Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)    The Depositor shall not change its State of organization or its name, identity or structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of the UCC, unless it shall have given the Indenture Trustee and the Owner Trustee at least sixty (60) days prior written notice thereof.

(c)    The Depositor shall give the Indenture Trustee and the Owner Trustee at least sixty (60) days prior written notice of any relocation of its principal executive office or change of its jurisdiction of formation if, as a result of such relocation or change of jurisdiction, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement.

(d)    If at any time the Depositor proposes to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Depositor shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Issuing Entity unless such Receivable has been paid in full, substituted or repurchased by the Depositor or purchased by the Servicer.

(e)    To the extent required by law, the Depositor shall cause the Notes and the Certificates to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

Section 4.03    Notices. All demands, notices and communications upon or to the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or the Rating Agencies under this Agreement shall be delivered as specified in Part III of Appendix A hereto.

Section 4.04    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.05    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the holders thereof.

Section 4.06    Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Depositor without the prior written consent of Noteholders whose Notes evidence not less than 66% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and of Certificateholders whose Certificates evidence not less than 66% of the Voting Interests as of the close of the preceding Distribution Date. The Depositor shall provide notice of any such assignment to the Rating Agencies.

Section 4.07    Third-Party Beneficiaries. This Agreement and the Second Step Receivables Assignment shall inure to the benefit of and be binding upon the parties hereto and, to the extent expressly provided herein, the Noteholders, the Certificateholders, the Indenture Trustee, the Owner Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Article IV, no other Person shall have any right or obligation hereunder.

Section 4.08    Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 4.09    Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

Section 4.10    Assignment to Indenture Trustee. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuing Entity pursuant to the Indenture for the benefit of the Noteholders and (only to the extent expressly provided in the Indenture) the Certificateholders of all right, title and interest of the Issuing Entity in, to and under the Receivables or the assignment of any or all of the Issuing Entity’s rights and obligations hereunder to the Indenture Trustee.

Section 4.11    No Petition Covenants. Notwithstanding any prior termination of this Agreement, the Depositor shall not, prior to the date which is one year and one day after the final distribution with respect to the Notes to the Note Distribution Account or, with respect to the Certificates, to the Certificateholders or the Certificate Distribution Account, acquiesce, petition or otherwise invoke or cause the Issuing Entity to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuing Entity under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuing Entity under a federal or State bankruptcy or insolvency proceeding.

Section 4.12    Limitation of Liability of Indenture Trustee and Owner Trustee.

(a)    Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Indenture Trustee and in no event shall Deutsche Bank Trust Company Americas have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuing Entity hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

(b)    Notwithstanding anything contained herein to the contrary, this Agreement has been executed by BNY Mellon Trust of Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall BNY Mellon Trust of Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as

Owner Trustee of the Issuing Entity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

ALLY AUTO RECEIVABLES TRUST 2017-1

By:	BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Issuing Entity

By:
Name:
Title:

ALLY AUTO ASSETS LLC, Depositor

By:
Name:
Title:

Acknowledged and Accepted to by:

DEUTSCHE BANK NATIONAL TRUST COMPANY for DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

By:
Name:
Title:

Trust Sale Agreement (AART 2017-1)

EXHIBIT A

SCHEDULE OF RECEIVABLES

The Schedule of Receivables is

on file at the offices of:

1.	The Indenture Trustee

2.	The Owner Trustee

3.	The Servicer

4.	The Depositor

5.	The Seller

Ex. A

EXHIBIT B

FORM OF

SECOND STEP RECEIVABLES ASSIGNMENT

PURSUANT TO THE TRUST SALE AGREEMENT

For value received in accordance with and subject to the Trust Sale Agreement, dated as of January 31, 2017, (the “Trust Sale Agreement”), between Ally Auto Assets LLC, a Delaware limited liability company (the “Depositor”), and Ally Auto Receivables Trust 2017-1, a Delaware statutory trust (the “Issuing Entity”), the Depositor hereby irrevocably sells, transfers, assigns and otherwise conveys to the Issuing Entity, without recourse (subject to the obligations herein), as of [January 31, 2017], all right, title and interest of the Depositor, whether now owned or hereafter acquired, in, to and under the following:

(i)    all right, title and interest of the Depositor in, to and under the Receivables listed on the Schedule of Receivables, attached as Exhibit A hereto, and all monies received thereon on and after the [Substitute] Cutoff Date, exclusive of any amounts allocable to the premium for physical damage collateral protection insurance required by the Servicer or the Seller covering any related Financed Vehicle;

(ii)    the interest of the Depositor in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto;

(iii)    the interest of the Depositor in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering the related Financed Vehicles or Obligors;

(iv)    the interest of the Depositor in any proceeds from recourse against Dealers on the Receivables;

(v)    all right, title and interest of the Depositor in, to and under the Pooling Agreement, the First Step Receivables Assignment, the Servicing Agreement and the Custodian Agreement, including the right of the Depositor to cause the Seller or the Servicer to repurchase, purchase or substitute Receivables under certain circumstances; and

(vi)    all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing described in clauses (i) through (v) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

Ex. B-1

[For purposes of this Second Step Receivables Assignment, the Substitute Cutoff Date shall be [_______], 20[__].]

The Depositor hereby represents that as of the [Substitute] Cutoff Date, the Aggregate Receivables Principal Balance was [$1,116,603,712.29] and acknowledges that in consideration of such Receivables, the Issuing Entity has paid to the Depositor, in the form of Notes and Certificates, an amount equal to [$1,116,603,712.29].

THIS SECOND STEP RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS SECOND STEP RECEIVABLES ASSIGNMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

This Second Step Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the Depositor contained in the Trust Sale Agreement and is to be governed in all respects by the Trust Sale Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Trust Sale Agreement.

*    *    *    *

Ex. B-2

IN WITNESS WHEREOF, the undersigned has caused this Second Step Receivables Assignment to be duly executed as of the day and year first above written.

ALLY AUTO ASSETS LLC, as Depositor

By:
Name:
Title:

Ex. B-3

EXHIBIT C

FORM OF OFFICER’S CERTIFICATE

The undersigned, on behalf of Ally Financial Inc., as Administrator, (the “Administrator”), does hereby certify pursuant to Section 2.04(a) of the Trust Sale Agreement, dated as of January 31, 2017 (the “Trust Sale Agreement”), by and among Ally Auto Assets LLC, a Delaware limited liability company (the “Depositor”), and Ally Auto Receivables Trust 2017-1, a Delaware statutory trust (the “Issuing Entity”), that all of the conditions to the transfer to the Issuing Entity of the Substitute Receivables listed on the Second Step Receivables Assignment delivered herewith and the other property and rights related to such Substitute Receivables have been satisfied on or prior to the related Substitution Date.

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Trust Sale Agreement.

*    *    *    *

Ex. C-1

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of this     day of         .

ALLY FINANCIAL INC., as Administrator

By:
Name:
Title:

Ex. C-2

EXHIBIT D

Additional Representations and Warranties

1.	This Agreement and the Indenture create a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Property in favor of the Issuing Entity and the Indenture Trustee, as applicable, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Depositor and the Issuing Entity, respectively.

2.	All steps necessary to perfect the Depositor’s security interest against each Obligor in the property securing the Purchased Property have been taken.

3.	Prior to the sale of the Purchased Property to the Issuing Entity under this Agreement, the Receivables constitute “tangible chattel paper” or “electronic chattel paper” within the meaning of the applicable UCC.

4.	The Depositor owns and has good and marketable title to the Purchased Property free and clear of any Lien, claim or encumbrance of any Person.

5.	The Depositor has caused or will have caused, within ten (10) days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Purchased Property granted to the Issuing Entity hereunder and the Indenture Trustee under the Indenture.

6.	Other than the security interest granted to the Depositor pursuant to the Basic Documents, the Issuing Entity under the Trust Sale Agreement and the Indenture Trustee under the Indenture, none of the Seller, the Depositor or the Issuing Entity has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Property. None of the Seller, the Depositor or the Issuing Entity has authorized the filing of, nor is the Depositor aware of, any financing statements against the Seller, the Depositor or the Issuing Entity that include a description of collateral covering the Purchased Property other than the financing statements relating to the security interests granted to the Depositor, the Issuing Entity and the Indenture Trustee under the Basic Documents or any financing statement that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Seller, the Depositor or the Issuing Entity.

7.	The Custodian has in its possession or with other third party vendors all original copies (or, with respect to Receivables that are “electronic chattel paper,” authoritative copies) of the Receivables Files and other documents that constitute or evidence the Receivables and the Purchased Property. The Receivables Files and other documents that constitute or evidence the Receivables that are “tangible chattel paper” do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor. All financing statements filed or to be filed against the Depositor in favor of the Issuing Entity in connection herewith describing the Receivables contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuing Entity.”

EX. D

APPENDIX A

Part I

For ease of reference, capitalized terms defined herein have been consolidated with and are contained in Part I of Appendix A to the Servicing Agreement of even date herewith among the Servicer, the Depositor and the Issuing Entity, as amended and supplemented from time to time.

Part II

For ease of reference, the rules of construction have been consolidated with and are contained in Part II of Appendix A to the Servicing Agreement of even date herewith among the Servicer, the Depositor and the Issuing Entity, as amended and supplemented from time to time.

Part III

For ease of reference, the notice addresses and procedures have been consolidated with and are contained in Appendix B to the Servicing Agreement of even date herewith among the Servicer, the Depositor and the Issuing Entity, as amended and supplemented from time to time.

App. A